  UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

  ___________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2014 (January 21, 2014)

Trade Street Residential, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32365	13-4284187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19950 West Country Club Drive, Suite 800, Aventura, Florida 33180
(Address of Principal Executive Offices) (Zip Code)

(786) 248-5200
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Explanatory Note.

On January 27, 2014, Trade Street Residential, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report the completion of the acquisition of Miller Creek at Germantown Apartments (“Miller Creek”) and the Estates of Wake Forest Apartments (“Wake Forest”) on January 21, 2014. This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Original 8-K. Leasing for Miller Creek and Wake Forest commenced in March 1, 2013 and September 1, 2013, respectively. Physical occupancy at each property has increased each month since leasing commenced and, at the time of the Company’s acquisition of Miller Creek, the property had a physical occupancy of 77% and was 80% leased and at the time of the acquisition of Wake Forest, the property had a physical occupancy of 42% and was 49% leased. The Company expects that the revenues for both Miller Creek and Wake Forest for the second quarter ending June 30, 2014 will significantly improve as a result of continued increases in physical occupancy. As such, the reported financial information may not necessarily be indicative of future revenues.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, and other statements that the Company may make, contain forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding the Company’s expectations with respect to continued increases in occupancy and improvements in operating results. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project” or similar expressions. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Certain factors that could cause actual results to differ materially from the Company’s expectations include the risks detailed under “Risk Factors” contained in the Annual Report on Form 10-K and in the other documents the Company files with the SEC. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. The Company has no duty to, and does not intend to, update or revise the forward-looking statements in this discussion after the date hereof, except as may be required by law. In light of these risks and uncertainties, you should keep in mind that any forward-looking statement made in this discussion, or elsewhere, might not occur.

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Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

	Miller Creek at Germantown Apartments

	Report of Independent Auditors	4

	Statement of Revenues and Certain Expenses for the period from March 1, 2013 (inception of operations) through December 31, 2013	5

	Notes to Statement of Revenues and Certain Expenses	6

	Estates at Wake Forest Apartments

	Statement of Revenues and Certain Expenses for the period from September 1, 2013 (inception of operations) through December 31, 2013 (unaudited)	8

	Notes to Statement of Revenues and Certain Expenses	9

(b)	Pro Forma Financial Information.

	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2013	12

	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2013	13

	Notes to Pro Forma Condensed Consolidated Financial Statements	14

(d)	Exhibits.

	23.1 Consent of Independent Registered Public Accounting Firm

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 REPORT OF INDEPENDENT AUDITORS

To Trade Street Residential, Inc.

Aventura, Florida

We have audited the accompanying statement of revenues and certain expenses (as described in Note 2) of Miller Creek at Germantown Apartments (the “Property”) for the period from March 1, 2013 (inception of operations) through December 31, 2013. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of Trade Street Residential, Inc. as described in Note 2, and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as described in Note 2 of Miller Creek at Germantown Apartments for the period from March 1, 2013 (inception of operations) through December 31, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ Mallah Furman

Miami, Florida

February 24, 2014

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Miller Creek at Germantown Apartments
Statements of Revenues and Certain Expenses
For the period from March 1, 2013
(inception of operations) through December 31, 2013

Revenues:
Rental revenue, net	$1,434,406
Other property income	235,859
Revenues- Total	1,670,265
Certain expenses:
Payroll and benefits	240,324
Advertising and marketing	98,665
Real estate taxes and insurance	93,821
Utilities	90,662
General and administrative	66,468
Other property operating expenses	56,443
Repairs and maintenance	23,985
Certain Expenses- Total	670,368
Revenues in excess of certain expenses	$999,897

The accompanying notes are an integral part of these financial statements

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Miller Creek at Germantown Apartment

Notes to Statements of Revenues and Certain Expenses

NOTE 1. DESCRIPTION OF OPERATIONS

The accompanying statement of revenues and certain expenses includes the operations of Miller Creek at Germantown Apartments (the “Property”), a 330 unit multi-family rental apartment complex contained in 16 three-story apartment buildings, located in Memphis, Tennessee. This Property was acquired by Trade Street Residential, Inc. on January 21, 2014. The Property began leasing units in March, 2013 and was approximately 72% occupied (which includes 11 units leased to a non recurring corporate tenant) as of December 31, 2013.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying statement of revenues and certain expenses has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. The statement of revenues and certain operating expenses is not intended to be a complete presentation of the actual operations of the Property for the applicable period, as certain revenue and expenses which may not be compatible to the proposed future operations of the Property have been excluded. Revenues and expenses excluded consist of those related to the one time rental of certain units to local corporations, and property management fees not expected to be incurred in the future. Management is not aware of any material factors related to the Property other than those discussed that would cause the statement of revenues and certain expenses not to be indicative of future operating results.

Use of estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that in certain circumstances may affect the reported revenues and certain expenses. Actual results could materially differ from these estimates.

Revenue recognition

The residential property is leased under operating leases with terms of generally one year or less. Rental revenues from residential leases, which may include periods of free rent and/or scheduled increases of rental rates over the term of the lease are recognized on the straight-line basis.

Under the terms of the residential leases, residents are obliged to reimburse the Property for water usage and valet trash pickup, where the Property is the primary obligor to the local utility. These reimbursements are included in other property income in the accompanying statement of revenues and certain expenses. These reimbursements approximated $50,000 for the period ended December 31, 2013.

During the period ended December 31, 2013, the Property also recognized approximately $70,000 of administrative and application fee income related to its initial leasing activities. These amounts are also included in other property income in the accompanying statement of revenues and certain expenses.

Operating expenses

Operating expenses represent the direct expenses of operating the Property and consist primarily of payroll and benefits, advertising and marketing, utilities, real estate taxes and insurance and other operating expenses that are expected to continue in the proposed future operations of the Property.

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 Miller Creek at Germantown Apartment

Notes to Statements of Revenues and Certain Expenses (Continued)

NOTE 3. COMMITMENTS AND CONTINGENCIES

The Property is a party to various contracts with third parties for certain services and maintenance. Some of these contracts may span more than one year in duration. The total amount of these commitments has not been determined.

The Property is not presently involved in any material litigation, nor, to Management’s knowledge is any material litigation threatened against the Property, other than routine litigation arising in the ordinary course of business such as disputes with tenants. The Property believes that the costs and related liabilities, if any, which may result from such actions will not materially affect the Property’s operating results.

NOTE 4. SUBSEQUENT EVENTS

Property management has evaluated events and transactions for potential recognition or disclosure through February 24, 2014, the date this financial information was available to be issued. Management has determined that there are no subsequent events or transactions to report.

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Estates of Wake Forest Apartments
Statements of Revenues and Certain Expenses
For the period from September 1, 2013
(inception of operations) through December 31, 2013
(unaudited)

Revenues:
Rental revenue, net	$311,702
Other property income	48,780
Revenues- Total	360,482
Certain expenses:
Payroll and benefits	220,466
Advertising and marketing	60,411
Utilities	48,469
Other property operating expenses	32,517
General and administrative	30,051
Real estate taxes and insurance	14,584
Repairs and maintenance	3,103
Certain Expenses- Total	409,601
Certain expenses in excess of revenues	$(49,119)

The accompanying notes are an integral part of these financial statements

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Estates at Wake Forest Apartments

Notes to Statement of Revenues and Certain Expenses

(Unaudited)

NOTE 1. DESCRIPTION OF OPERATIONS

The accompanying statement of revenues and certain expenses includes the operations of Estates at Wake Forest Apartments (the “Property”), a 288 unit multi-family rental apartment complex contained in 11 three story apartment buildings, located in Wake Forest, North Carolina. This Property was acquired by Trade Street Residential, Inc. on January 21, 2014. The Property began leasing units in September, 2013 and was approximately 35% occupied as of December 31, 2013.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying statement of revenues and certain expenses has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. This statement of revenues and certain operating expenses is not intended to be a complete presentation of the actual operations of the Property for the applicable period, as certain revenue and expenses which may not be compatible to those that will be realized and incurred in the proposed future operations of the Property have been excluded. Items excluded consist of property management fees and certain start-up costs charged to operations. Management is not aware of any material factors related to the Property, other than those discussed, that would cause the statement of revenues and certain expenses not to be indicative of future operating results.

Use of estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that in certain circumstances may affect the reported revenues and certain expenses. Actual results could materially differ from these estimates.

Revenue recognition

The residential property is leased under operating leases with terms of generally one year or less. Rental revenues from residential leases, which may include periods of free rent and/or scheduled increases of rental rates over the term of the lease are recognized on the straight-line basis.

Under the terms of the residential leases, residents are obliged to reimburse the Property for trash removal, where the Property is the primary obligor to the service provider. These reimbursements are included in other property income in the accompanying statement of revenues and certain expenses. The reimbursements for the period ended December 31, 2013 were approximately $10,000.

During the period ended December 31, 2013, the Property recognized approximately $23,000 of satellite and internet fees. These amounts are also included in other property income in the accompanying statement of revenues and certain expenses.

Operating expenses

Operating expenses represent the direct expenses of operating the Property and consist primarily of payroll and benefits, advertising and marketing, utilities, real estate taxes and other operating expenses that are expected to continue in the proposed future operations of the Property.

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Estates at Wake Forest Apartments

Notes to Statement of Revenues and Certain Expenses (Continued)

(Unaudited)

NOTE 3. COMMITMENTS AND CONTINGENCIES

The Property is a party to various contracts with third parties for certain services and maintenance. Some of these contracts may span more than one year in duration. The total amount of these commitments has not been determined.

The Property is not presently involved in any material litigation, nor, to Management’s knowledge is any material litigation threatened against the Property, other than routine litigation arising in the ordinary course of business such as disputes with tenants. The Property believes that the costs and related liabilities, if any, which may result from such actions will not materially affect the Property’s operating results.

NOTE 4. SUBSEQUENT EVENTS

Property management has evaluated events and transactions for potential recognition or disclosure through February 4, 2014, the date this financial information was available to be issued. Management has determined that there are no subsequent events or transactions to report.

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UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma financial statements have been prepared to provide pro forma information with regard to the acquisitions of Miller Creek at Germantown Apartments (“Miller Creek”) and Estates at Wake Forest Apartments (“Wake Forest”), which each of Trade Street Residential, Inc. (“the Company”), through Trade Street Operating Partnership, L.P., its majority-owned subsidiary, acquired from an unrelated party on January 21, 2014.

The unaudited pro forma condensed consolidated balance sheet for the Company, Miller Creek and Wake Forest is presented as if the acquisition had occurred as of December 31, 2013.

The unaudited pro forma condensed consolidated statement of operations for the Company, Miller Creek and Wake Forest for the twelve months ended December 31, 2013, gives effect to the Company’s acquisitions of Miller Creek and Wake Forest, as if they had occurred on the first day of the earliest period presented. The pro forma adjustments column presented on the pro forma consolidated statement of operations for the year ended December 31, 2013 includes the financial information for Miller Creek for the period from March 1, 2013 (inception of operations) through December 31, 2013 and Wake Forest for the period from September 1, 2013 (inception of operations) through December 31, 2013.

The unaudited pro forma condensed consolidated financial statements have been prepared by the Company’s management based upon the historical financial statements of the Company and subsidiaries and those of Miller Creek and Wake Forest. These pro forma statements may not be indicative of the results that actually would have occurred had the acquisitions been in effect on the dates indicated or which may be obtained in future operations.

This unaudited pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results as if the transactions reflected herein had occurred on the date or been in effect during the period indicated. This pro forma consolidated financial information should not be viewed as indicative of the Company’s financial results in the future and should be read in conjunction with the Company’s financial statements for the year ended December 31, 2013 included in the Company’s Annual Report on Form 10-K (File No. 001-32365).

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TRADE STREET RESIDENTIAL INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2013

(unaudited)

		Completed Acquisitions
	Historical	Miller Creek	Wake Forest	Pro Forma Consolidated
	(A)	(B)	(C)
ASSETS:		(in thousands)
Real estate:
Land and improvements	$58,560	$4,633	$5,295	$68,488
Buildings and improvements	272,849	37,332	30,633	340,814
Furniture, fixtures, and equipment	9,016	1,011	860	10,887
	340,425	42,976	36,788	420,189
Less accumulated depreciation	(14,369)	-	-	(14,369)
Net investment in operating properties	326,056	42,976	36,788	405,820

Land held for future development	31,963	-	-	31,963
Net real estate assets	358,019	42,976	36,788	437,783

Other assets:
Investment in unconsolidated joint venture	2,421	-	-	2,421
Cash and cash equivalents	9,037	(18,036)	(18,883)	(27,882	)(D)
Restricted cash and lender reserves	3,203	-	-	3,203
Deferred financing costs	3,022	536	258	3,816
Intangible asset, net	1,571	774	462	2,807
Due from related parties	803	-	-	803
Prepaid expenses and other assets	9,560	-	-	9,560
	29,617	(16,726)	(18,163)	(5,272)

TOTAL ASSETS	$387,636	$26,250	$18,625	$432,511

LIABILITIES:
Indebtedness	$249,584	$26,250	$18,625	$294,459
Accrued interest payable	840	-	-	840
Accounts payable and accrued expenses	6,119	-	-	6,119
Dividends payable	1,247	-	-	1,247
Due to related parties	120	-	-	120
Security deposits and deferred rent	1,029	-	-	1,029
Acquisition consideration payable in preferred stock	294	-	-	294
TOTAL LIABILITIES	259,233	26,250	18,625	304,108

Commitments & contingencies

STOCKHOLDERS' EQUITY:
Class A preferred stock	3	-	-	3
Common stock	115	-	-	115
Additional paid-in capital	162,681	-	-	162,681
Accumulated deficit	(52,053)	-	-	(52,053)
TOTAL STOCKHOLDERS' EQUITY - TRADE STREET RESIDENTIAL, INC.	110,746	-	-	110,746
Noncontrolling interests	17,657	-	-	17,657
TOTAL STOCKHOLDERS' EQUITY	128,403	-	-	128,403

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$387,636	$26,250	$18,625	$432,511

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

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TRADE STREET RESIDENTIAL INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

(unaudited)

		Completed Acquisitions
	Historical	Miller Creek		Wake Forest		Pro Forma Consolidated
	(E)	(F)		(G)
	(in thousands, except for per share amounts)
Property Revenue
Rental revenue	$26,261	$1,434		$312		$28,007
Other property revenues	2,696	236		49		2,981
Total property revenues	28,957	1,670		361		30,988

Property Expenses
Property operations	9,243	576		395		10,214
Real estate taxes and insurance	3,942	94		15		4,051
Total property expenses	13,185	670		410		14,265

Other expenses
General and administrative	8,683	-		-		8,683
Interest expense	8,947	1,051	(H)	354	(J)	10,352
Depreciation and amortization	11,918	1,617	(I)	611	(K)	14,146
Development and pursuit costs	180	-		-		180
Acquisition costs	919	-		-		919
Asset impairment losses	12,419	-		-		12,419
Amortization of deferred financing costs	1,443	-		-		1,443
Loss on early extinguishment of debt	1,146	-		-		1,146
Total other expenses	45,655	2,668		965		49,288

Other income	88	-		-		88
Income from unconsolidated joint venture	67	-		-		67
Gain on bargain purchase	6,900	-		-		6,900

Loss from continuing operations	(22,828)	(1,668)		(1,014)		(25,510)
Loss allocated to noncontrolling interest holders	2,462	-		-		2,462
Dividends declared and accreted on preferred stock and units	(940)	-		-		(940)
Dividends to restricted stockholders	(52)	-		-		(52)
Extinguishment of equity securities	11,716	-		-		11,716
Adjustments attributable to participating securities	(2,241)	-		-		(2,241)
Net loss attributable to common stockholders	$(11,883)	$(1,668)		$(1,014)		$(14,565)

Loss per common share – basic and diluted	$(1.36)					$(1.66)

Weighted average number of shares - basic and diluted	8,762					8,762

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

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TRADE STREET RESIDENTIAL, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

BALANCE SHEET

A.	Reflects the historical condensed consolidated balance sheet of Trade Street Residential, Inc. (the “Company”) as of December 31, 2013.

B.	On January 21, 2014, the Company, through its operating partnership, Trade Street Operating Partnership (“the “Operating Partnership”) completed the acquisition of Miller Creek at Germantown Apartments (“Miller Creek”). The acquisition consideration of $43.8 million was paid with cash of $17.5 million from its rights offering to its existing stockholders and related transactions (the “Offering”) and a new mortgage loan of $26.3 million. The mortgage has a 10-year term and at a fixed interest rate of 4.60% with monthly payments of interest only for the initial 36 months and monthly payments of principal and interest thereafter until maturity. The costs of the acquired tangible and intangible assets were allocated as follows based on estimates of their fair value in accordance with ASC 805, Business Combinations.

(in thousands)
Land	$2,173
Site improvements	2,460
Building	37,332
Furniture fixtures and equipment	1,011
In-place leases	774
Net assets acquired	$43,750

In conjunction with obtaining the mortgage loan, the Company recorded deferred loan costs of $0.5 million, which will be amortized using the straight line method over the life of the loan.

C.	On January 21, 2014, the Company, through its Operating Partnership, completed the acquisition of Estates at Wake Forest Apartments (“Wake Forest”). The acquisition consideration of $37.3 million was paid with cash of $18.7 million from the Offering and a new mortgage loan of $18.6 million. The mortgage has a 7-year term at a fixed interest rate of 3.90% with interest-only payments for the full term of the loan and payment of the unpaid principal amount due at the maturity date. The costs of the acquired tangible and intangible assets were allocated as follows based on estimates of their fair value in accordance with ASC 805, Business Combinations.

(in thousands)
Land	$2,677
Site improvements	2,618
Building	30,633
Furniture fixtures and equipment	860
In-place leases	462
Net assets acquired	$37,250

In conjunction with obtaining the mortgage loan, the Company recorded deferred loan costs of $0.3 million, which will be amortized using the straight line method over the life of the loan.

D.	Does not reflect the Company’s offering to its existing stockholders and related transactions on January 16, 2014 of 24,881,517 shares of its common stock at a subscription rights offering price of $6.33 per share. The Company received approximately $147.5 million in total net proceeds from the offering after deducting offering expenses paid by the Company. The Company used $36.2 million of the net proceeds of the offering to fund the cash portion of the purchase price of Miller Creek and Wake Forest.

STATEMENT OF OPERATIONS

E.	Reflects the historical condensed consolidated statement of operations of the Company for the year ended December 31, 2013.

F.	Reflects the historical operations of Miller Creek for the period from March 1, 2013 (inception of operations) through December 31, 2013.

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G.	Reflects the historical operations of Wake Forest for the period from September 1 2013 (inception of operations) through December 31, 2013.

H.	Represents the depreciation of the buildings (over 15-50 years), furniture and fixtures (over 5 years) and in-place leases (over six months) based on the purchase price allocation in accordance with ASC 805, assuming the acquisition of Miller Creek took place on March 1, 2013 (inception of operations).

I.	Represents interest expense on the mortgage loan at 4.60%, assuming the acquisition of Miller Creek took place on March 1, 2013 (inception of operations).

J.	Represents the depreciation of the buildings (over 14-49 years), furniture and fixtures (over 5 years) and in-place leases (over six months) based on the purchase price allocation in accordance with ASC 805, assuming the acquisition of Wake Forest took place on September 1, 2013 (inception of operations).

K.	Represents interest expense on the mortgage loan at 3.90%, assuming the acquisition of Wake Forest took place on September 1, 2013 (inception of operations).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trade Street Residential, Inc.

Date: April 4, 2014	By:	/s/ Richard H. Ross
Richard H. Ross
Chief Executive Officer and Chief Financial Officer

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